Commitments and Contingencies	6 Months Ended
Jun. 30, 2013
Commitments and Contingencies
11.	Commitments and Contingencies

a) In December 2012, the Partnership signed a contract with Daewoo Shipbuilding & Marine Engineering Co. Ltd. (or DSME) for the construction of two 173,400-cubic meter LNG carriers at a total cost of approximately $412 million. These newbuilding vessels will be equipped with the M-type, Electronically Controlled, Gas Injection (or MEGI) twin engines, which are expected to be significantly more fuel-efficient and have lower emission levels than other engines currently being utilized in LNG shipping. The vessels are scheduled for delivery in 2016 and upon delivery of the vessels, the vessels will be chartered to Cheniere Marketing L.L.C. at fixed rates for a period of five years. As at June 30, 2013, costs incurred totaled $39.1 million. As at June 30, 2013, the estimated remaining costs to be incurred under these newbuilding contracts are $1.5 million (remainder of 2013), $42.1 million (2014), $43.4 million (2015) and $285.8 million (2016).

b) As described in Note 4, the Teekay Nakilat Joint Venture is the lessee under 30-year capital lease arrangements with a third party for the three RasGas II LNG Carriers (or the RasGas II Leases). The UK taxing authority (or HMRC) has been urging the lessor as well as other lessors under capital lease arrangements that have tax benefits similar to the ones provided by the RasGas II Leases, to terminate such finance lease arrangements and has in other circumstances challenged the use of similar structures. As a result, the lessor has requested that the Teekay Nakilat Joint Venture enter into negotiations to terminate the RasGas II Leases. The Teekay Nakilat Joint Venture has declined this request as it does not believe that HRMC would be able to successfully challenge the availability of the tax benefits of these leases to the lessor. This assessment is partially based on a January 2012 court decision, regarding a similar financial lease of an LNG carrier, that ruled in favor of the taxpayer. However, the HMRC is appealing that decision and the appeal was heard in April 2013; however, no verdict has been released yet. If the HMRC were able to successfully challenge the RasGas II Leases, the Teekay Nakilat Joint Venture could be subject to significant costs associated with the termination of the lease or increased lease payments to compensate the lessor for the lost tax benefits. The Partnership estimates its 70% share of the potential exposure to be approximately $29 million, exclusive of potential financing and interest rate swap termination costs.

The lessor for the three vessels chartered out by Teekay Nakilat Joint Venture has communicated to the joint venture that the credit rating of the bank (or LC Bank) that is providing the letter of credit to Teekay Nakilat Joint Venture’s lease has been downgraded. As a result, the lessor has indicated a potential increase in the lease rentals over the remaining term of the RasGas II Leases and that an estimated $12 million additional amount of cash may need to be placed on deposit by the Teekay Nakilat Joint Venture. The Teekay Nakilat Joint Venture has engaged external legal counsel to assess these claims. The Partnership’s 70% share of the present value of the potential lease rental increase claim is approximately $10 million. The Teekay Nakilat Joint Venture is looking at alternatives to mitigate the impact of the downgrade to the LC Bank’s credit rating in the event the lessor increases the rental payments.